Barrett Growth Fund      www.barrettgrowthfund.com          October 19, 2005

Dear Fellow Shareholders:

In the first fiscal quarter of 2006 the Barrett Growth Fund registered a 3.70% return, beating the S&P 500 Index for this period by a slight margin. The Fund is well ahead of the S&P 500 for the nine months ending September 30, 2005, but lags the Lipper Large-Cap Growth Index for the same year-to-date period.

The Quarter in Review

During the quarter just ended the business page headlines revolved around rising energy prices and the financial impact of the Gulf Coast hurricanes. The rise of short-term interest rates also continued to be a hot topic and should at some point slow economic activity. Despite these issues, the economic engines of the U.S. and China have been strong and have been joined recently by Japan and Western Europe.

Prices of crude oil and oil refinery products moved sharply higher with the temporary closings of refineries and oil platforms in the Gulf of Mexico due to hurricanes Katrina and Rita. Natural gas prices moved slightly higher as well. Yields on longer term U.S. debt securities continued to look very tame and remained lower than one would expect with higher energy prices and decent economic growth.


                                                   Total Return*<F3>                         Average Annual Return*<F3>
                                  -----------------------------------------------         --------------------------------
                                 First Quarter      Nine Months         One Year          Five-Year        Since Inception
                                   07/01/05-           Ended            10/01/04-         10/01/00-           12/29/98-
                                    09/30/05          09/30/05          09/30/05           09/30/05            09/30/05
BARRETT GROWTH FUND                  +3.70%            +3.17%            +9.92%            (5.84%)              +0.49%
Lipper Large-Cap
  Growth Funds Index1<F1>            +5.15%            +3.81%            +14.18%           (8.78%)             (2.58%)
S&P 500(R) Index2<F2>                +3.60%            +2.77%            +12.25%           (1.49%)              +1.37%



1<F1> The Lipper Large-Cap Growth Funds Index is an equally-weighted performance index, adjusted for capital gains distributions and income dividends, of the 30 largest mutual funds within the Growth Funds category, as reported by Lipper.

2<F2> The S&P 500(R) Index is a capitalization-weighted index of five hundred large capitalization stocks, which is designed to measure broad domestic securities markets. The performance of the S&P 500(R) Index reflects the reinvestment of dividends and capital gains, but does not reflect the deduction of any investment advisory fees.

*<F3> The performance data quoted represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the performance data shown above. The investment return and principal value of an investment will fluctuate. An investor's shares, when redeemed, may be worth more or less than their original cost. As economic and market conditions change frequently there can be no assurance that trends described will continue or that forecasts will come to pass. Current performance data to the most recent month end may be obtained by calling (877) 363-6333 toll free. Shares of the Barrett Growth Fund are distributed by T.O. Richardson Securities, Inc., neither an affiliate of the Fund nor the Adviser.

The Portfolio

Energy continued to be the best performing sector, and the Fund's 20% over-weighting versus the S&P 500 helped lift relative performance. The Healthcare sector, specifically the Biotechnology sub-sector, continued to perform well.

Lagging the market by a significant margin were the Software and Electronics, and Telecom sectors, which turned in negative returns for the quarter.

The following pie chart is a graphical depiction of the sector weightings of the portfolio. As the chart indicates, we remain well diversified by sector. The top holdings of the Fund for the quarter ending September 30, 2005 are also listed below.

TOP TEN HOLDINGS (PERCENT OF EQUITY)
------------------------------------
   1.  The Goldman Sachs Group Inc.               4.05%
   2.  Schlumberger Ltd.                          3.74%
   3.  Medtronic Inc.                             2.97%
   4.  Genzyme Corp.                              2.78%
   5.  Stryker Corp.                              2.74%
   6.  Gilead Sciences Inc.                       2.70%
   7.  Amgen Inc.                                 2.65%
   8.  Paychex Inc.                               2.57%
   9.  Linear Technology Corp.                    2.50%
  10.  Procter & Gamble                           2.47%

SECTOR WEIGHTINGS (PERCENT OF TOTAL ASSETS)
-------------------------------------------
Consumer                                          19.3%
Financial                                         14.3%
Healthcare                                        21.1%
Information Services                              10.0%
Software & Electronics                            10.9%
Telecom                                            1.5%
Basic Industry                                     8.1%
Energy                                            11.9%

                                    * Cash is approximately 1.0% of Total Assets

The best and worst performing securities during the quarter ending September 30, 2005 are shown below:

BEST PERFORMERS
---------------
1.  XTO Energy Inc.                     33.3%
2.  Amgen Inc.                          31.8%
3.  Ebay, Inc.                          24.8%
4.  Genzyme Corp.                       19.2%
5.  The Goldman Sachs Group Inc.        19.2%

WORST PERFORMERS
----------------
1.  Applebees Int'l Inc.               (21.9%)
2.  Dell Inc.                          (13.3%)
3.  Pfizer Inc.                         (9.5%)
4.  North Fork Bancorp                  (9.2%)
5.  Anteon International Corp.          (6.3%)

During the quarter we added three new positions to the Fund.

LOWE'S COMPANIES (LOW) generates over $40 billion in sales as one of the leading home improvement and building material retailers in the country. Lowe's has outgrown its Sunbelt heritage, and is expanding its store base nationwide at double-digit rates. The company expects to grow its store base from 1,200 stores to 2,000 stores. Additionally, the company has been improving operating margins and still has more room to improve to reach the level of its primary competitor Home Depot. Despite the rapid growth and capital spending needs, the company generates free cash flow and is buying back stock. We think the company will earn close to $4.00 per share next year and is undervalued. It may also play a major role in rebuilding the Katrina damaged areas.

MICROSOFT CORPORATION (MSFT) is one of the most profitable businesses in the world. Despite a slowdown from the unsustainably high growth rates of the 1990s, the company continues to grow its earnings at superior rates. The slower growth rate, concerns about competitive threats from the likes of Google, and delays in new product offerings have resulted in a stock priced at attractive valuations. Additionally, the company is finally on the cusp of a new product cycle with a new operating system and a new suite of Office products to be introduced in the next twelve months. Earnings have been reduced by spending on new business segments, such as video games, and we think that those losses are ending. Finally, cash is building again and pressure is mounting on the company to increase their payout and, as a real long shot, potentially restructure the company.

UTI WORLDWIDE (UTIW) is a non-asset-based, international logistics company providing air and ocean freight forwarding, contract, logistics (value-added warehousing and distribution), customs brokerage and other supply chain management services. UTi continues to gain market share in a highly fragmented industry due to its global scale and IT infrastructure. The company offers superior growth potential, a relatively variable cost-structure, and low capital intensiveness compared with asset-based carriers. UTi's business model makes for a relatively defensive growth stock and a long-term core transportation investment. Over the next several years, the company should benefit as more and more airfreight and ocean freight capacity enters the marketplace lowering transportation costs and improving gross margins.

Investment Outlook

The equity market will run into some interesting challenges in the months ahead. While the world economies continue to grow and earnings of U.S. based companies look solid, inflation forecasts have moved higher, along with a slight increase in interest rates. Energy prices will continue to act as a drag on the world's economies, particularly in the U.S. where the consumer will be in for sticker shock when the winter heating bills arrive.

Still, the valuation of stocks reflects these negatives as the S&P 500 sells at only 16 times 2006 earnings per share. This is close to the lowest multiple in the last ten years, and we continue to expect corporate earnings to grow at a respectable 5% to 7% rate. Prompted by reduced taxation on dividends, U.S. corporations have been boosting payouts in recent years; S&P 500 dividends have risen at an 8.5% clip over the last four years.

All in all, we think stocks look compelling when compared to other asset classes. If the economy slows, we expect stocks of high quality companies with strong earnings growth and solid balance sheets to perform well. Additionally, we believe that large-cap growth stocks are currently the most undervalued area of the stock market.

Thank you for choosing the Barrett Growth Fund. Please visit us at our website, www.barrettgrowthfund.com. If you have any questions, please call toll-free
(877) 363-6333.

Sincerely,

/s/ Peter H. Shriver
Peter H. Shriver, CFA
President

/s/ Robert J. Voccola         /s/ Robert J. Milnamow
Robert J. Voccola, CFA        Robert J. Milnamow
Lead Portfolio Manager        Portfolio Manager

The outlook and views presented above are those of the Investment Adviser as of 10/19/05, and are subject to change. This information is intended for the shareholders of the Barrett Growth Fund and is not for distribution to prospective investors unless preceded or accompanied by a current prospectus. Investors should read the prospectus carefully before investing.

                       C/O US BANCORP FUND SERVICES, LLC
                 615 EAST MICHIGAN STREET  MILWAUKEE, WI 53202
                   (877) 363-6333  WWW.BARRETTGROWTHFUND.COM